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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 30, 1998



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


          Texas                         1-12110                76-6088377
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


            3200 Southwest Freeway, Suite 1500, Houston, Texas 77027
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 964-3555



                                 Not applicable
          (Former name or former address, if changed since last report)






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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         In connection with the April 8, 1998 merger of Oasis Residential, Inc. with and into a wholly owned subsidiary of Camden Property Trust, a Texas real estate investment trust ("Camden"), Camden disclosed its intentions of forming a joint venture partnership (the "Joint Venture") in order to transfer into the Joint Venture 18 apartment communities located in Las Vegas and one apartment community located in Laughlin, Nevada.

         On June 30, 1998, Camden completed the transfer (the "Transaction") of the 19 apartment communities (the "Properties") for an aggregate of $248 million to Sierra-Nevada Multifamily Investments, LLC, a Delaware limited liability company of which Camden is the managing member and has a 20% interest (the "LLC"). The remaining 80% interest is owned by a Fortune 500 company pension fund represented by Schroder Real Estate Associates.

         The Transaction was consummated pursuant to (i) an Agreement of Purchase and Sale, dated June 26, 1998, by and between NQRS, Inc., a Nevada corporation and a wholly owned subsidiary of Camden, and the LLC; (ii) an Agreement of Purchase and Sale, dated June 26, 1998, by and between Camden Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Camden ("Camden Sub"), and the LLC; and (iii) a Contribution Agreement, dated June 26, 1998, by and between Camden Sub and the LLC.

          The Transaction was funded with capital invested by the LLC members, the assumption of $9.9 million of existing indebtedness and two new debt financings. The first new debt facility consisted of 17 cross collateralized and cross defaulted loans made by Berkshire Mortgage Finance Limited Partnership ("Berkshire") to the LLC in an aggregate principal amount of $180 million, which loans were funded through an issuance of Freddie Mac PC Gold mortgage backed securities. Such loans were issued pursuant to the terms of a commitment letter dated June 26, 1998.

         The second new debt facility consisted of two second lien mortgage loans to the LLC pursuant to the Federal National Mortgage Association Multifamily Delegated Underwriting and Servicing product line for mortgage-backed securities for two of the Properties in an aggregate principal amount of $7,040,000. Such loans were issued pursuant to the terms of two commitment letters, each of which was dated June 23, 1998 and was between Washington Mortgage Financial Group, Ltd. and the LLC.

         Camden used the net proceeds from the Transaction to reduce outstanding debt by $124 million, and set aside $112 million into an escrow account which may be used to make tax-free exchange acquisitions or to further reduce debt if the exchange acquisitions are not completed. No book gain or loss was recorded by Camden as a result of the Transaction.

         Pursuant to two Residential Property Management and Exclusive Leasing Agreements, each of which is dated as of June 29, 1998 and is by and between the LLC and Camden Development, Inc., a Delaware corporation and a wholly owned subsidiary of Camden ("Camden Development"), Camden Development will provide all management and maintenance operations of the Properties.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         2.1 Contribution Agreement, dated June 26, 1998, by and between Camden Subsidiary, Inc. and Sierra-Nevada Multifamily Investments, LLC

         2.2 Agreement of Purchase and Sale, dated June 26, 1998, by and between Camden Subsidiary, Inc. and Sierra-Nevada Multifamily Investments, LLC

         2.3 Agreement of Purchase and Sale, dated June 26, 1998, by and between NQRS, Inc. and Sierra-Nevada Multifamily Investments, LLC




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         99.1     Amended and Restated Limited Liability Company Agreement of
                  Sierra-Nevada Multifamily Investments, LLC, adopted as of June 29, 1998 by Camden Subsidiary, Inc. and TMT-Nevada, L.L.C.

         99.2 Residential Property Management and Exclusive Leasing Agreement which includes a 0.5% management fee term, dated as of June 29, 1998, by and between Sierra-Nevada Multifamily Investments, LLC and Camden Development, Inc.

         99.3 Residential Property Management and Exclusive Leasing Agreement which includes a 3.5% management fee term, dated as of June 29, 1998, by and between Sierra-Nevada Multifamily Investments, LLC and Camden Development, Inc.

         99.4 Commitment Letter, dated June 26, 1998, between Berkshire Mortgage Finance Limited Partnership and Sierra-Nevada Multifamily Investments, LLC

         99.5 Commitment Letter in the amount of $5,440,000, dated June 23, 1998, between Washington Mortgage Financial Group, Ltd. and Sierra-Nevada Multifamily Investments, LLC

         99.6 Commitment Letter in the amount of $1,600,000, dated June 23, 1998, between Washington Mortgage Financial Group, Ltd. and Sierra-Nevada Multifamily Investments, LLC

         99.7     Press Release, dated June 30, 1998







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 1998
                                    CAMDEN PROPERTY TRUST



                                    By: /s/ G. Steven Dawson
                                        ---------------------------------------
                                        G. Steven Dawson
                                        Senior Vice President - Finance
                                        Chief Financial Officer and Treasurer




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                              CAMDEN PROPERTY TRUST
                                INDEX TO EXHIBITS

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EXHIBIT
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

2.1 Contribution Agreement, dated June 26, 1998, by and between Camden Subsidiary, Inc. and Sierra-Nevada Multifamily Investments, LLC

2.2 Agreement of Purchase and Sale, dated June 26, 1998, by and between Camden Subsidiary, Inc. and Sierra-Nevada Multifamily Investments, LLC

2.3 Agreement of Purchase and Sale, dated June 26, 1998, by and between NQRS, Inc. and Sierra-Nevada Multifamily Investments, LLC

99.1 Amended and Restated Limited Liability Company Agreement of Sierra-Nevada Multifamily Investments, LLC, adopted as of June 29, 1998 by Camden Subsidiary, Inc. and TMT-Nevada, L.L.C.

99.2 Residential Property Management and Exclusive Leasing Agreement which includes a 0.5% management fee term, dated as of June 29, 1998, by and between Sierra-Nevada Multifamily Investments, LLC and Camden Development, Inc.

99.3 Residential Property Management and Exclusive Leasing Agreement which includes a 3.5% management fee term, dated as of June 29, 1998, by and between Sierra-Nevada Multifamily Investments, LLC and Camden Development, Inc.

99.4 Commitment Letter, dated June 26, 1998, between Berkshire Mortgage Finance Limited Partnership and Sierra-Nevada Multifamily Investments, LLC

99.5              Commitment Letter in the amount of $5,440,000, dated
                  June 23, 1998, between Washington Mortgage Financial Group, Ltd. and Sierra-Nevada Multifamily Investments, LLC

99.6              Commitment Letter, in the amount of $1,600,000, dated
                  June 23, 1998, between Washington Mortgage Financial Group, Ltd. and Sierra-Nevada Multifamily Investments, LLC

99.7              Press Release, dated June 30, 1998
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